Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

     We consent to the incorporation by reference in Registration Statement No. 333-91196 and No. 333-105231 on Form S-8 of Pacific State Bancorp of our report, dated March 10, 2005, appearing in this Annual Report on Form 10-K of Pacific State Bancorp for the year ended December 31, 2004.

                                                             /s/ Perry-Smith LLP

Sacramento, California
March 29, 2005